Exhibit 99.1

LIMITED CONSENT

This Limited Consent dated as of February 22, 2006 (this “Consent”), is made by and among HEALTH MANAGEMENT ASSOCIATES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders party to the hereinafter described Credit Agreement (in such capacity, the “Agent”), and EACH OF THE LENDERS SIGNATORY HERETO.

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement dated as of May 14, 2004 ( the “Credit Agreement”; capitalized terms used in this Consent not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit subfacility; and

WHEREAS, the Borrower has requested an increase in the Aggregate Commitments by an amount not exceeding $150,000,000 (the “Proposed Increase”); and

WHEREAS, the Borrower has notified the Agent and the Lenders that it desires to invite additional Eligible Assignees to become Lenders in order to provide additional Commitments in connection with the Proposed Increase; and

WHEREAS, under the terms of Section 2.14(a) of the Credit Agreement, the Borrower may only invite additional Eligible Assignees to become Lenders and to provide Commitments if the existing Lenders have not agreed to increase their respective Commitments in an amount sufficient to provide the full amount of a requested increase; and

WHEREAS, the Borrower has requested that the Agent and the Lenders signatory hereto (i) consent to the Borrower inviting additional Eligible Assignees to become Lenders and to provide Commitments in connection with the Proposed Increase, and (ii) waive any contrary requirement of Section 2.14(a) of the Credit Agreement; and

WHEREAS, the Agent and the Lenders signatory hereto are willing to grant such consent and waive such contrary requirement, in each case on the terms and conditions contained in this Consent;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Limited Consent. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower made herein, the Agent and the Lenders signatory hereto hereby (a) consent to the addition of new Lenders to provide new Commitments in connection with the Propose Increase, whether or not the existing Lenders are willing to provide all or any part of such increase in the Aggregate Commitments, and (b) waive any contrary requirements of Section 2.14(a); provided, in each case, that (x) the Borrower and the Proposed Increase comply in all respects with all other requirements set forth in Section 2.14 of the Credit Agreement, and (y) no Default or Event of Default shall exist on the date of or result from the consummation of the Proposed Increase (giving effect to this Consent).

The consent and waiver set forth in this Section 1 is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be effected hereby.

2.	Effectiveness; Conditions Precedent. The effectiveness of this Consent and the consent and waiver set forth in Section 1 are subject to the satisfaction of the following conditions precedent:

(a)	the Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Agent:

(i)	a counterpart of this Consent, duly executed by the Borrower, the Agent, and the Required Lenders; and

(ii)	such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Agent shall reasonably request; and

(b)	all reasonable fees and expenses payable to the Agent and the Lenders (including the reasonable fees and expenses of counsel to the Agent related to this Consent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.	Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Consent, the Borrower represents and warrants to the Agent and the Lenders as follows:

(a)	The representations and warranties made by the Borrower in Article V of the Credit Agreement and in each of the other Loan Documents to which the Borrower is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and except that the representations and warranties contained in subsections (a) and (b) of Section 5.07 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b) of Section 6.01 of the Credit Agreement;

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(b)	Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01(a) of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect;

(c)	This Consent has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower; and

(d)	No Default or Event of Default has occurred and is continuing.

4.	Entire Agreement. This Consent, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Consent may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

5.	Ratification of Loan Documents. As supplemented by Section 1 of this Consent, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

6.	Counterparts. This Consent may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

7.	Governing Law. This Consent shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.17 of the Credit Agreement.

8.	Enforceability. Should any one or more of the provisions of this Consent be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.	References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as supplemented hereby.

10.	Successors and Assigns. This Consent shall be binding upon and inure to the benefit of the Borrower, the Agent and each of the Lenders, and their respective successors, legal representatives, and permitted assignees.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

HEALTH MANAGEMENT ASSOCIATES, INC.

By:	/s/ Robert E. Farnham
Name:	Robert E. Farnham
Title:	Senior Vice President-Finance and
Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kevin L. Ahart
Name:	Kevin L. Ahart
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Joseph L. Corah
Name:	Joseph L. Corah
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kevin P. Shea
Name:	Kevin P. Shea
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Thomas T. Hou
Name:	Thomas T. Hou
Title:	Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Mark D. Mattson
Name:	Mark D. Mattson
Title:	Managing Director

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. T. Taylor
Name:	J. T. Taylor
Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK, as a Lender

By:	/s/ Yoshihiro Hyakutome
Name:	Yoshihiro Hyakutome
Title:	Joint General Manager

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ S. W. Choppin
Name:	S. W. Choppin
Title:	S. V. P.

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Charles Heidsieck
Name:	Charles Heidsieck
Title:	Managing Director

By:	/s/ Tom Randolph
Name:	Tom Randolph
Title:	Director

COMERICA BANK, as a Lender

By:	/s/ John Bonifacio
Name:	John Bonifacio
Title:	Vice President

NATIONAL CITY BANK OF KENTUCKY, as a Lender

By:	/s/ Erica E. Dowd
Name:	Erica E. Dowd
Title:	Assistant Vice President

THE NORINCHUKIN BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Toshifumi Tsukitani
Name:	Toshifumi Tsukitani
Title:	General Manager

THE BANK OF NEW YORK, as a Lender

By:	/s/ John M. Lokay, Jr.
Name:	John M. Lokay, Jr.
Title:	Vice President

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